Exhibit 99.2

Execution Copy

Dated January 16, 2013

E-LAND WORLD LIMITED,
IAN ACQUISITION SUB, INC.
and the STOCKHOLDERS party thereto

SUPPORT AGREEMENT

SUPPORT AGREEMENT

SUPPORT AGREEMENT, dated as of January 16, 2013 (this “Agreement”), by and among the stockholders listed on Schedule A attached hereto (each, a “Stockholder” and collectively, the “Stockholders”), E-Land World Limited, a corporation organized under the laws of the Republic of Korea (“Parent”), and Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”).

WHEREAS K-Swiss Inc. (the “Company”), Parent and Merger Sub are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS as the date hereof, each Stockholder Beneficially Owns the class and number of Class A Common Stock, par value $0.01 per share, of the Company (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share, of the Company (“Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) set forth opposite such Stockholder’s name on Schedule A attached hereto; and

WHEREAS as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each of Parent and Merger Sub has required that each of the Stockholders agree, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each of the Stockholders have agreed, to enter into this Agreement with respect to (a) all the shares of Class A Common Stock and Class B Common Stock, as the case may be, now Beneficially Owned by it and all the shares of Class A Common Stock and Class B Common Stock, as the case may be, which may hereafter be acquired by, or on behalf of, the Stockholder (the “Shares”) and (b) certain other matters as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder hereby represents and warrants to Parent as to itself only (and not as to any other Stockholder) as follows:

Section 1.1     Authority Relative to This Agreement

If Stockholder is a trust, Stockholder is validly existing and has all necessary trust power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions to be consummated by it as contemplated hereby; if Stockholder is a natural Person, Stockholder has full legal power and capacity to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions to be consummated by it as contemplated hereby.  The execution, delivery and performance of this Agreement by Stockholder and the consummation by Stockholder of the transactions to be consummated by it as contemplated hereby have been duly and validly authorized by Stockholder, and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, to perform such obligations or to consummate such transactions. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms (except to the extent that enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar Laws affecting the enforcement of creditors rights generally or by general principles of equity).  To the extent Stockholder is married and its Shares constitute community property or if spousal or other approval is required for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, Stockholder’s spouse, enforceable against such spouse in accordance with its terms (except to the extent that enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar Laws affecting the enforcement of creditors rights generally or by general principles of equity).

Section 1.2     No Conflict

(a)
The execution, delivery and performance of this Agreement by Stockholder do not, and the performance of its obligations under this Agreement and the consummation of the transactions to be consummated by it as contemplated hereby will not, (i) conflict with or violate or constitute or result in a default under the certificate of incorporation, by-laws or other organizational documents of Stockholder (if applicable), (ii) conflict with or violate any Law applicable to Stockholder or by which its Shares are bound or affected or (iii) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or, other than pursuant to this Agreement, result in the creation of a Lien on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which such Stockholder or the Shares are bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not impair, prevent, impede or delay in any material respect the performance by Stockholder of its obligations under this Agreement.

(b)
No Consent of any Government Entity is required on the part of Stockholder in connection with the execution, delivery and performance of this Agreement by Stockholder except for applicable requirements, if any, of the Exchange Act and except where the failure to make or obtain such Consents would not prevent or materially delay the performance by Stockholder of its obligations under this Agreement.

(c)
There is no action, suit, investigation, complaint or other proceeding pending against Stockholder or, to the knowledge of Stockholder, threatened against Stockholder that restricts or prohibits (or, if successful, would restrict or prohibit) the performance by Stockholder of its obligations under this Agreement.

Section 1.3     Ownership of Shares

Stockholder is the record and Beneficial Owner of the Shares set forth opposite Stockholder’s name on Schedule A attached hereto, and has the sole authority to direct the voting of such Shares in accordance with the provisions of this Agreement, sole power to demand dissenter’s rights and the sole power of disposition with respect to such Shares, with no limitations, qualifications or restrictions on such rights, except as provided in  the Amended and Restated Certificate of Incorporation of the Company, Certificate of Designations of Class A Common Stock and Certificate of Designations of Class B Common Stock (collectively, the “Certificate of Incorporation”) and subject to applicable Federal Securities Laws on its rights of disposition of such Shares.  None of Stockholder’s Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Shares that conflicts with this Agreement. Stockholder has good and marketable title, free and clear of any Liens, to those Shares of which such Stockholder is the record owner, subject to applicable Federal Securities Laws and the Certificate of Incorporation.  No Stockholder owns Beneficially or of record any securities of the Company other than the Shares set forth in Schedule A or any direct or indirect interest in any such securities, including any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company. No Stockholder has appointed or granted any proxy which is still in effect with respect to any Shares.

Section 1.4     No Finder’s Fee

Except as provided for in Section 4.27 of the Merger Agreement, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon any arrangement made by or on behalf of Stockholder.

Section 1.5     Reliance by Parent and Merger Sub

Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

ARTICLE II

COVENANTS OF THE STOCKHOLDERS

Each Stockholder covenants and agrees as to itself only (and not as to any other Stockholder) as follows:

Section 2.1     Voting Agreement.

Stockholder hereby irrevocably and unconditionally agrees that, prior to the Termination Date (as defined in Section 3.1 hereof), at any meeting of the stockholders of the Company, however called, or at any adjournment thereof, or in connection with any Company stockholder action by written consent, Stockholder shall (1) when a meeting is held, appear at such meeting or otherwise cause its Shares to be counted as present thereat for the purpose of establishing a quorum and respond to any request for written consent by Parent and (2) vote (or cause to be voted, or consent) its Shares: (x) in favor of the adoption of the Merger Agreement and approval of the terms of the Merger, and any other matters necessary for consummation of the transactions contemplated in the Merger Agreement (if a vote, consent or other approval (including by written consent) by the Company’s stockholders is sought with respect to the foregoing) and (y) against any (i) Acquisition Proposal (other than the Merger), or (ii) amendment of the Company’s certificate of incorporation or by-laws (if a vote, consent or other approval (including by written consent) by the Company’s stockholders is sought with respect to the foregoing), or other action (including a change in the individuals who serve as members of the Board of Directors of the Company), agreement, proposal or transaction involving the Company or any of its Subsidiaries, which amendment, change or other action, agreement, proposal or transaction would reasonably be expected to impede, delay, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or result in a material breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement or of Stockholder under this Agreement or change in any manner the voting rights of the Class A Common Stock or Class B Common Stock, as the case may be.  Notwithstanding any other provision of this Agreement, Stockholder shall not have any obligation hereunder to (i) itself call any meeting of stockholders of the Company, (ii) itself submit matters for approval of stockholders of the Company by written consent, or (iii) otherwise itself present matters to the vote or approval of stockholders of the Company: provided, that this sentence shall not detract from the Company’s obligations under the Merger Agreement.

Section 2.2     Proxy

STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, AND ANY OFFICER OF PARENT, IN THEIR CAPACITIES AS OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, STOCKHOLDER’S IRREVOCABLE PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION AND RE-SUBSTITUTION) TO VOTE ITS SHARES OF CLASS A COMMON STOCK AS INDICATED IN SECTION 2.1. STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT (AT WHICH TIME THIS PROXY WILL AUTOMATICALLY TERMINATE AND BE OF NO FURTHER FORCE OR EFFECT) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY STOCKHOLDER WITH RESPECT TO ITS SHARES OF CLASS A COMMON STOCK (STOCKHOLDER REPRESENTING TO PARENT AND MERGER SUB THAT ANY SUCH PROXY IS NOT IRREVOCABLE).  The proxy granted in this Section 2.2 shall expire upon termination of this Agreement.  Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement.  Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

Section 2.3     No Inconsistent Agreement

Stockholder covenants that it has not and will not (1) enter into any agreement that would, or commit or agree to take any action that would, restrict, limit or interfere in any material respect with the performance of Stockholder’s obligations hereunder, (2) take action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling it from performing its obligations under this Agreement or (3) convert any shares of Class B Common Stock into shares of Class A Common Stock. Stockholder hereby covenants and agrees that Stockholder shall not, and shall not authorize or cause any spouse, any member of Stockholder’s immediate family, any trust for the benefit of Stockholder or Stockholder’s immediate family over which Stockholder exercises control or employee, partner, agent or advisor of Stockholder to violate or breach the obligations of Stockholder under this Agreement. Stockholder agrees that any acts taken in contravention of this Section 2.3 shall be void.

Section 2.4     No Transfer

(a)
Other than pursuant to the terms of the Merger Agreement and as set forth in Section 2.4(b) below, without the prior written consent of Parent or as otherwise provided in this Agreement, after the date hereof until the Termination Date, Stockholder hereby agrees to not directly or indirectly (a) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares, or (b) sell, assign, transfer, pledge, exchange, tender, encumber or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) (“Transfer”), or consent to the  Transfer, or enter into any contract, option, call or other arrangement or understanding with respect to the Transfer of (including by merger, consolidation or otherwise by operation of law), any Shares or any rights to acquire any securities or equity interests in the Company. Any purported Transfer in violation of this provision shall be void.

(b)
Notwithstanding anything to the contrary in Section 2.4(a) or otherwise in this Agreement, Stockholder may Transfer its Shares as follows (which for the avoidance of doubt shall not require the prior written consent of Parent): (i) if Stockholder is an individual: (A) to any member of Stockholder’s immediate family; or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family; or (B) upon the death of Stockholder; or (ii) if Stockholder is a trust, to the beneficiaries of the trust; provided, however, that a Transfer referred to in this Section 2.4(b) shall be permitted only if, as a precondition to such Transfer, (i) the transferee agrees in writing to be bound by all the terms of this Agreement and (ii) the transferee represents and warrants to Parent that there is no action, suit, investigation, complaint or other proceeding pending against the transferee or, to the knowledge of the transferee, threatened against the transferee that restricts or prohibits (or, if successful, would restrict or prohibit) the performance by the transferee of its obligations under this Agreement.  In addition, nothing contained in this Agreement (including Section 2.4(a)) will limit the ability of Stockholder to exercise any Company Stock Options after the date hereof; provided, that the terms of this Agreement shall apply to any shares of Common Stock acquired pursuant to such exercise.

Section 2.5     Share Acquisition

Stockholder agrees that, in the event (i) of any stock or extraordinary dividend or other distribution, stock split, reverse stock split, recapitalization, reclassification, reorganization, combination, exchange or other like change, of or affecting the Shares or (ii) that Stockholder purchases or otherwise acquires Beneficial Ownership of, or acquires the right to vote or share in the voting of, any shares of capital stock of the Company (including through the exercise of any derivative instruments), in each case after the execution of this Agreement (including by conversion, operation of law or otherwise) (collectively, the “New Shares”), Stockholder shall deliver promptly to Parent written notice of its acquisition or receipt of New Shares which notice shall state the number of New Shares so acquired or received.  Stockholder agrees that any New Shares acquired or received by Stockholder pursuant to clause (i) or (ii) of this paragraph shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Shares to the same extent as if those New Shares were owned by Stockholder on the date of this Agreement, and Schedule A shall be deemed adjusted accordingly.  Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any person to which record or Beneficial Ownership of Stockholder’s Shares shall pass, whether by operation of Law or otherwise, including Stockholder’s heirs, guardians, administrators or successors, and Stockholder further agrees to take all reasonable actions necessary to effectuate the foregoing.

Section 2.6     No Solicitation

Stockholder hereby acknowledges that it is aware of the covenants of the Company contained in Section 6.4 of the Merger Agreement and hereby agrees that it shall not, directly or indirectly, initiate, solicit or knowingly encourage (including by providing information) any inquiries, proposals or offers with respect to, or the making or completion of, an Acquisition Proposal, engage or participate in any negotiations or discussions (other than to state that it is not permitted to have discussions) concerning, or provide or cause to be provided any non-public information or data relating to the Company or any of its Subsidiaries, except that Stockholder may engage in or participate in any negotiations or discussions, or provide or cause to be provided any non-public information or data relating to the Company and any of its Subsidiaries to the extent the Company is permitted to take such actions pursuant to Section 6.4(b) of the Merger Agreement.  Stockholder shall advise Parent of any written Acquisition Proposal made to Stockholder or any written request for non-public information relating to the Company or its Subsidiaries made to Stockholder, other than requests for information not reasonably expected to be related to an Acquisition Proposal, and any written inquiry or request for discussion or negotiation regarding an Acquisition Proposal made to Stockholder. Stockholder agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any Acquisition Proposal.  Parent and Merger Sub hereby acknowledge and agree that this Section 2.6 shall not limit or otherwise restrict the Company (whose obligations are set forth in the Merger Agreement) nor shall Stockholder be liable or responsible for any action taken by the Company or its Representatives pursuant to (or in violation of) the Merger Agreement or otherwise.

Section 2.7     Waiver of Appraisal Rights

In the event the Merger is completed on the terms set forth in the Merger Agreement, Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that such Stockholder may directly or indirectly have by virtue of the ownership of any Shares.

Section 2.8     Acknowledgment

Stockholder hereby acknowledges receipt and review of a copy of the Merger Agreement.

Section 2.9     Board & Officer Duties

Notwithstanding anything to the contrary herein, (i) nothing in this Agreement shall limit, restrict or otherwise affect any actions or omissions taken or authorized by Stockholder or any person affiliated with Stockholder in his or her capacity as a director or officer of the Company, (ii) this Agreement shall in no way restrict or affect any director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of Company under applicable Law and (iii) each of Parent and Merger Sub acknowledge that Stockholder has executed this Agreement solely in its capacity as a holder of Shares, and no action taken by any director or officer of the Company in such person’s capacity as a director or officer of Company shall be deemed to constitute a breach of any provision of this Agreement; provided that in all cases Stockholder shall vote its shares as required in Section 2.1.

Section 2.10    Disclosure

Stockholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Company Proxy Statement such Stockholder’s identity and ownership of the Shares and the nature of such Stockholder’s obligations under this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1     Termination

This Agreement and all of its provisions shall terminate the on earliest of (the earliest of such dates being the “Termination Date”) (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated pursuant to Section 8.1, (iii) written notice of termination of this Agreement by Parent to the Stockholders, (iv) the date and time that any amendment or change to the Merger Agreement is effected without consent of such Stockholder that (A) decreases the Merger Consideration or (B) materially adversely affects such Stockholder (for the avoidance of doubt, any such amendment or change shall not constitute the Termination Date with respect to such Stockholder that consent to such change or amendment); or (v) the date the Board affects an Adverse Recommendation Change; provided, in the case of (ii) and (v) above the termination or change in recommendation is permitted by and effected in compliance with Sections 8.1 and 6.4 of the Merger Agreement, respectively. Nothing in this Section 3.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement.

Section 3.2     Fees and Expenses

Except as otherwise provided herein, all fees and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

Section 3.3     Amendment

This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

Section 3.4     Waiver

Any agreement on the part of a party to any waiver of this Agreement shall be valid only if set forth in a written instrument executed and delivered by a duly authorized representative on behalf of such party.  No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.

Section 3.5     Notices

All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or by electronic mail (“email”) (so long as a receipt of such facsimile or email is requested and received and provided that any notice received by facsimile or email on any Business Day after 7:00 p.m. (New York City time) shall be deemed to have been received at 9:00 a.m. (New York City time) on the next Business Day), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier, or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent or Merger Sub, to:

371-12 Gasan-Dong, Geumchun-Gu,
Seoul, South Korea 153-803
Attention: Jae Joon Yang
Facsimile: 82-2-853-4227
Email: yang_jaejoon@eland.co.kr

with a copy (which shall not constitute notice) to:

Linklaters LLP
1345 Avenue of the Americas
New York, New York 10105
Attention:  Scott I. Sonnenblick, Esq.
Facsimile:  (212) 903-9100
Email: scott.sonnenblick@linklaters.com

if to a Stockholder to the address set forth on such Stockholder’s signature page hereto

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, CA  90067
Attention:  Jonathan K. Layne, Esq.
Facsimile:  (310) 552-7053
Email: jlayne@gibsondunn.com

Section 3.6     Interpretation

When a reference is made in this Agreement to a Section, Article or Schedule such reference shall be to a Section, Article or Schedule of this Agreement unless otherwise indicated.  The headings contained in this Agreement or in any Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  References to a Person are also to its permitted successors and assigns.

Section 3.7     Entire Agreement

This Agreement (including the Schedules to this Agreement) constitutes the entire agreement among Parent, Merger Sub and the Stockholders (other than the Merger Agreement) and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof.

Section 3.8     No Third-Party Beneficiaries

Parent, Merger Sub and the Stockholders hereby agree that the representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, this Agreement is not intended to, and shall not, confer upon any other Person other than the parties and their respective successors and permitted assigns any rights or remedies hereunder.

Section 3.9     Governing Law

This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

Section 3.10    Submission to Jurisdiction

Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party against any other party shall be brought and determined in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Solely for purposes of an action or proceeding brought by a party arising out of or relating to this Agreement, each of the parties hereby irrevocably and unconditionally submits to the personal jurisdiction of the aforesaid courts. Each of the parties agrees not to commence any action, suit or proceeding relating to this Agreement except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein.  Each of the parties further agrees that in any proceeding brought by party against another party arising out of or relating to this Agreement service of any legal documents upon such party at the address set forth in Section 3.5 of this Agreement, or for service to Parent by a Stockholder, upon service of such documents to National Corporate Research, Ltd. located at 615 South DuPont Highway, Dover, DE, 19901 (with a copy to the address set forth in Section 3.5 of this Agreement), whom Parent hereby represents and warrants to the Stockholders is its agent for service of process in Delaware for actions arising out of this Agreement and brought by a Stockholder or the Stockholders, shall constitute sufficient service of process to confer personal jurisdiction over such party in such Delaware court and the parties irrevocably waive and agree not to assert any argument that such service is insufficient.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding brought by a party arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it or its property is not subject to the personal jurisdiction of the courts in Delaware as described herein for any reason, (b) that it is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Parent agrees that if a Stockholder obtains against Parent a judgment of a Delaware state or federal court relating to this Agreement or any of the transactions contemplated by this Agreement, the Stockholder may bring an action with respect to the recognition and enforcement thereof in a court in Korea, and Parent irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, any contention that such judgment of a Delaware state or federal court may not be recognized and/or enforced in whole or in part.

Section 3.11     Assignment

Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 3.12     Specific Performance

The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, each of Parent, Merger Sub and the Stockholders shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled at law or in equity.  Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

Section 3.13     Severability

Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 3.14     Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.15     Counterparts; Effectiveness

This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

Section 3.16     Facsimile Signature

This Agreement may be executed by facsimile or pdf signature and a facsimile or pdf signature shall constitute an original for all purposes.

Section 3.17     No Presumption Against Drafting Party

Each of Parent, Merger Sub and the Stockholders acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

Section 3.18     Defined Terms

Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

Section 3.19     Further Assurances

Parent, Merger Sub and each of the Stockholders (in its capacity as such), from time to time after the date hereof and without further consideration, upon the written request of the other party, shall take such further action (including executing and delivering all further documents, consents, proxies or other instruments) as is necessary to fulfill such party’s obligations under this Agreement,

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above and in the case of Parent and Merger Sub by their respective officers thereunto duly authorized.

E-Land World Ltd.

By:	/s/ GyuJin Lee
Name: GyuJin Lee
Title: Managing Director

Ian Acquisition Sub, Inc.

By:	/s/ Byeng Gweon Kim
Name: Byeng Gweon Kim
Title: Director

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Steven Nichols
Steven Nichols

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

AGREEMENT OF SPOUSE

I, Harriet Nichols, spouse of Steven Nichols, acknowledge that I have read the Support Agreement, dated January 16, 2013 (the “Support Agreement”), by and among my spouse, the other stockholders listed on Schedule A attached thereto, E-Land World Ltd., a corporation incorporated under the laws of the Republic of Korea (“Parent”), and Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent.  I am aware that by the provisions of the Support Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Shares (as defined in the Support Agreement), which such Shares I may have a community property or other interest in.  I hereby consent to and approve the Support Agreement and all of the transactions and agreements contemplated thereby and hereby agree to be bound by the terms and conditions of the Support Agreement in accordance with its terms.

/s/ Harriet Nichols
Harriet Nichols

Signature Page to Support Agreement

STOCKHOLDER:

/s/ George Powlick
George Powlick

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Lawrence D. Feldman
Lawrence D. Feldman

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Stephen Fine
Stephen Fine

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Mark Louie
Mark Louie

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

AGREEMENT OF SPOUSE

I, Carole Louie, spouse of Mark Louie, acknowledge that I have read the Support Agreement, dated January 16, 2013 (the “Support Agreement”), by and among my spouse, the other stockholders listed on Schedule A attached thereto, E-Land World Ltd., a corporation incorporated under the laws of the Republic of Korea (“Parent”), and Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent.  I am aware that by the provisions of the Support Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Shares (as defined in the Support Agreement), which such Shares I may have a community property or other interest in.  I hereby consent to and approve the Support Agreement and all of the transactions and agreements contemplated thereby and hereby agree to be bound by the terms and conditions of the Support Agreement in accordance with its terms.

/s/ Carole Louie
Carole Louie

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Lee Green
Lee Green

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

AGREEMENT OF SPOUSE

I, Peggy Green, spouse of Lee Green, acknowledge that I have read the Support Agreement, dated January 16, 2013 (the “Support Agreement”), by and among my spouse, the other stockholders listed on Schedule A attached thereto, E-Land World Ltd., a corporation incorporated under the laws of the Republic of Korea (“Parent”), and Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent.  I am aware that by the provisions of the Support Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Shares (as defined in the Support Agreement), which such Shares I may have a community property or other interest in.  I hereby consent to and approve the Support Agreement and all of the transactions and agreements contemplated thereby and hereby agree to be bound by the terms and conditions of the Support Agreement in accordance with its terms.

/s/ Peggy Green
Peggy Green

Signature Page to Support Agreement

STOCKHOLDER:

/s/ David Nichols
David Nichols

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

AGREEMENT OF SPOUSE

I, Sally Nichols, spouse of David Nichols, acknowledge that I have read the Support Agreement, dated January 16, 2013 (the “Support Agreement”), by and among my spouse, the other stockholders listed on Schedule A attached thereto, E-Land World Ltd., a corporation incorporated under the laws of the Republic of Korea (“Parent”), and Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent.  I am aware that by the provisions of the Support Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Shares (as defined in the Support Agreement), which such Shares I may have a community property or other interest in.  I hereby consent to and approve the Support Agreement and all of the transactions and agreements contemplated thereby and hereby agree to be bound by the terms and conditions of the Support Agreement in accordance with its terms.

/s/ Sallyann Parker Nichols
Sallyann Parker Nichols

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Brian Sullivan
Brian Sullivan

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Edward Flora
Edward Flora

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

AGREEMENT OF SPOUSE

I, Sandra Flora, spouse of Edward Flora, acknowledge that I have read the Support Agreement, dated January 16, 2013 (the “Support Agreement”), by and among my spouse, the other stockholders listed on Schedule A attached thereto, E-Land World Ltd., a corporation incorporated under the laws of the Republic of Korea (“Parent”), and Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent.  I am aware that by the provisions of the Support Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Shares (as defined in the Support Agreement), which such Shares I may have a community property or other interest in.  I hereby consent to and approve the Support Agreement and all of the transactions and agreements contemplated thereby and hereby agree to be bound by the terms and conditions of the Support Agreement in accordance with its terms.

/s/ Sandra Flora
Sandra Flora

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Kimberly Scully
Kimberly Scully

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

AGREEMENT OF SPOUSE

I, James Scully, spouse of Kimberly Scully, acknowledge that I have read the Support Agreement, dated January 16, 2013 (the “Support Agreement”), by and among my spouse, the other stockholders listed on Schedule A attached thereto, E-Land World Ltd., a corporation incorporated under the laws of the Republic of Korea (“Parent”), and Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent.  I am aware that by the provisions of the Support Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Shares (as defined in the Support Agreement), which such Shares I may have a community property or other interest in.  I hereby consent to and approve the Support Agreement and all of the transactions and agreements contemplated thereby and hereby agree to be bound by the terms and conditions of the Support Agreement in accordance with its terms.

/s/ James Scully
James Scully

Signature Page to Support Agreement

STOCKHOLDER:

THE NICHOLS FAMILY TRUST

By:	/s/ Steven B. Nichols
Name: Steven B. Nichols
Title: Trustee

By:
Name: Harriet Nichols
Title: Trustee

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

THE NICHOLS FAMILY TRUST

By:
Name: Steven B. Nichols
Title: Trustee

By:	/s/ Harriet Nichols
Name: Harriet Nichols
Title: Trustee

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

SHARYN NICHOLS INVESTMENT TRUST

By:	/s/ Lawrence D. Feldman
Name: Lawrence D. Feldman
Title: Trustee

By:	/s/ Susan J. Feldman
Name: Susan J. Feldman
Title: Trustee

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

DAVID NICHOLS INVESTMENT TRUST

By:	/s/ Lawrence D. Feldman
Name: Lawrence D. Feldman
Title: Trustee

By:	/s/ Susan J. Feldman
Name: Susan J. Feldman
Title: Trustee

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

DAVID J. NICHOLS 1988 TRUST

By:	/s/ Sharyn Beth Nichols
Name: Sharyn Beth Nichols
Title: Trustee

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

SHARYN BETH NICHOLS 1988 TRUST

By:	/s/ David J. Nichols
Name: David J. Nichols
Title: Trustee

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

SHARYN BETH NICHOLS 1995 TRUST

By:	/s/ Steven B. Nichols
Name: Steven B. Nichols
Title: Trustee

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Janice Perlman
Janice Perlman

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

STOCKHOLDER:

/s/ Marjorie Perlman
Marjorie Perlman

Address:
c/o K-Swiss Inc.
31248 Oak Crest Drive
Westlake Village, CA 91361

Signature Page to Support Agreement

Schedule A

Stockholder	# of Shares of Class A Common Stock Beneficially Owned1	# of Shares of Class B Common Stock Beneficially Owned
Steven Nichols	232,2942	7,452,1623
George Powlick	392,8034	-
Lawrence Feldman	27,5605	391,1326
Stephen Fine	41,0007	-
Mark Louie	30,5008	-
Lee Green	17,0009	-
David Nichols	320,66710	63,24011
Brian Sullivan	39,067 12	-
Edward Flora	14,00113	-
Kimberly Scully	46,33414	-
The Nichols Family Trust	90,20015	7,388,93016
Sharyn Nichols Investment Trust	-	147,62817
David Nichols Investment Trust	-	243,50418
David J. Nichols 1988 Trust	-	126,472
Sharyn Beth Nichols 1988 Trust	-	63,24019
Sharyn Beth Nichols 1995 Trust	-	63,23220
Janice Perlman	-	3,690
Marjorie Perlman	-	828

1 Pursuant to the terms of the Company’s Certificate of Incorporation, each share of Class B Common Stock is freely convertible into one share of Class A Common Stock at the option of the Class B stockholder.  The number of shares of Class A Common Stock reported as beneficially owned excludes the number of shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

2 Consists of 90,200 shares of Class A Common Stock, which are held by the Nichols Family Trust, of which Steven Nichols is a co-trustee, 1,427 shares of Class A Common Stock, which are held by a charitable foundation, of which Steven Nichols is a co-trustee and options to acquire 140,667 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.  The shares held by the Nichols Family Trust are also shown as beneficially owned by the Nichols Family Trust.

3 Consists of 63,232 shares of Class B Common Stock, which are held by the Sharyn Beth Nichols 1995 Trust, of which Steven Nichols is the trustee, for the benefit of a related individual and 7,388,930 shares of Class B Common Stock, which are held by the Nichols Family Trust, of which Steven Nichols is a co-trustee. The shares held by the Sharyn Beth Nichols 1995 Trust and the Nichols Family Trust are also shown as beneficially owned by the Sharyn Beth Nichols 1995 Trust and the Nichols Family Trust, respectively.

4 Includes options to acquire 195,667 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

5 Includes options to acquire 21,000 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

6 Consists of 243,504 shares of Class B Common Stock, which are held by the David Nichols Investment Trust, of which Lawrence Feldman and his wife are co-trustees, and 147,628 shares of Class B Common Stock, which are held by the Sharyn Nichols Investment Trust, of which Lawrence Feldman and his wife are co-trustees, for the benefit of an unrelated individual.

7 Includes options to acquire 21,000 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

8 Includes options to acquire 21,000 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013. Some or all of the shares of Class A Common Stock held by Mr. Louie may be included in a margin account.

9 Consists of options to acquire 17,000 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

10 Consists of options to acquire 320,667 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

11 Such shares are held by the Sharyn Beth Nichols 1988 Trust, of which David Nichols is the trustee, for the benefit of a related individual.

12 Includes options to acquire 17,667 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

13 Consists of options to acquire 14,001 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

14 Consists of options to acquire 46,334 shares of Class A Common Stock, which options are exercisable within sixty days after January 16, 2013.

15 Such shares are also shown as beneficially owned by Steven Nichols.  See Note 2.

16 Such shares are also shown as beneficially owned by Steven Nichols.  See Note 3.

17 Such shares are also shown as beneficially owned by Lawrence Feldman.  See Note 6.

18 Such shares are also shown as beneficially owned by Lawrence Feldman.  See Note 6.

19 Such shares are also shown as beneficially owned by David Nichols. See Note 11.

20 Such shares are also shown as beneficially owned by Steven Nichols.  See Note 3.